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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               ------------------


                Date of Report (Date of earliest event reported):
                               September 13, 2002


                          OPTICAL SENSORS INCORPORATED
             (Exact name of registrant as specified in its charter)



           Delaware                       0-27600               41-1643592
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
        Incorporation)                    Number)         Identification Number)



        7615 Golden Triangle Drive, Suite A
              Minneapolis, Minnesota                            55344-3733
     (Address of Principal Executive Offices)                   (Zip Code)



                                 (952) 944-5857
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

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Item 5.  Other Events

Optical Sensors Incorporated reports that a press release, a copy of which is filed herewith as Exhibit 99.1, was issued on September 16, 2002. The press release announced that effective as of 5:00 p.m., Central Daylight Savings Time, on September 13, 2002, Optical effected a 1-for-6 reverse split of its issued and outstanding common stock. In connection with the reverse split, Optical's trading symbol changed from "OPSI" to "OPTL."

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.
                  -------------------------------------------

                  Not Applicable

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Not Applicable

         (c)      Exhibits.
                  --------

                  Exhibit No.         Description
                  -----------         -----------

                  Ex. 99.1 Press Release dated September 16, 2002 (filed herewith electronically).

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OPTICAL SENSORS INCORPORATED

                                       By: /s/  Paulita M. LaPlante
                                           -------------------------------------
                                           Paulita M. LaPlante
                                           President and Chief Executive Officer

Dated:   September 16, 2002

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                          OPTICAL SENSORS INCORPORATED
                                    FORM 8-K
                                  Exhibit Index
                                  -------------


    Exhibit No.                                Description                                    Method of Filing
    -----------                                -----------                                    ----------------
        99.1       Press Release of Optical Sensors Incorporated issued September 16,          Filed herewith
                   2002